UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 5, 2026

OXFORD SQUARE CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	814-00638	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 983-5275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
5.50% Notes due 2028	OXSQG	NASDAQ Global Select Market LLC
7.75% Notes due 2030	OXSQH	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 5, 2026, Oxford Square Capital Corp. (the “Company”) entered into amendment no. 1 (the “Amendment”) to that certain amended and restated equity distribution agreement, dated August 16, 2024 (as amended, the “Amended Equity Distribution Agreement”), by and among the Company, Oxford Square Management, LLC, Oxford Funds, LLC, Lucid Capital Markets, LLC and Ladenburg Thalmann & Co. Inc., as the sales agents. The Amended Equity Distribution Agreement allows for sales pursuant to the Amended Equity Distribution Agreement to continue under the Company’s currently effective shelf registration statement.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-290511) filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement, dated May 5, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The description above is only a summary of the material provisions of the Amended Equity Distribution Agreement and is qualified in its entirety by reference to the full text of the Amended Equity Distribution Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 5, 2026, Dechert LLP delivered its legality opinion with respect to the shares of the Company’s common stock to be sold pursuant to the Amended Equity Distribution Agreement, which is attached hereto as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Amendment No. 1 to the Amended and Restated Equity Distribution Agreement, dated as of May 5, 2026, by and among Oxford Square Capital Corp., Oxford Square Management, LLC, Oxford Funds, LLC, Lucid Capital Markets, LLC and Ladenburg Thalmann & Co. Inc., as sales agents.

5.1	Opinion of Dechert LLP.

23.1	Consent of Dechert LLP (contain in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	Oxford Square Capital Corp.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal
President

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